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                                                                  Exhibit 10.22


                                 LOAN AGREEMENT

Borrower:      ECKLER INDUSTRIES, INC., a Florida corporation

Lender:        BARNETT BANK, N.A.
               707 Mendham Boulevard, Suite 123
               Orlando, Florida 32825-3262

     THIS LOAN AGREEMENT ("Agreement") between ECKLER INDUSTRIES, INC., a Florida corporation ("Borrower"); RALPH H. ECKLER, individually ("Guarantor"); and BARNETT BANK, N. A. ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans or other financial accommodations, including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) in granting, renewing or extending any Loan, Lender is relying upon Borrower's representations, warranties and agreements, as set forth in this Agreement; (b) the granting, renewing or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions of this Agreement.

     1. TERM. This Agreement shall be effective as of September 30, 1996, and shall continue thereafter until all indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

     2. DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

          A. AGREEMENT. The word "Agreement" means this Loan Agreement, as this Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Agreement from time to time.

          B. ACCOUNT. The word "Account" means a trade account, account receivable, or other right to payment for goods sole or services rendered owing to Borrower (or to a third party grantor acceptable to Lender).

          C. ACCOUNT DEBTOR. The words "Account Debtor" mean the person or entity obligated upon an account.

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          D.        ADJUSTED NET INCOME.  The words "Adjusted Net Income" mean net income after taxes plus depreciation, amortization, lease expense and interest expense.

          E. ADVANCE. The word "Advance" means a disbursement of loan funds under this Agreement.

          F. BORROWER: The word "Borrower" means ECKLER INDUSTRIES, INC., a Florida corporation.

          G. BUSINESS DAY. The words "Business Day" mean a day on which commercial banks are open for business in the State of Florida.

          H. CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended.

          I. COLLATERAL. The word "Collateral" means and includes without limitation all property and assets granted as collateral security for a loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract or otherwise. The word "Collateral" includes without limitation all collateral described below in the section titled "COLLATERAL."

          K. ERISA. The word "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time,and the regulations and published interpretations thereof.

          L. EVENT OF DEFAULT. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

          M. EXPIRATION DATE. The words "Expiration Date" mean the date of termination of Lender's commitment to lend under this Agreement.

          N.   GAAP.  The word "GAAP" means generally accepted


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     accounting principles consistently applied.

          O. GRANTOR. The word "Grantor" means and includes without limitation each and all of the persons or entities granting a Security Interest in any Collateral for the indebtedness, including without limitation all Borrowers granting such a Security Interest.

          P. INDEBTEDNESS. The word "indebtedness" means and includes without limitation all Loans, together with other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them; whether now existing, contemporaneously with or hereafter incurred or created and any renewals, modifications, extensions, substitutions or consolidations thereof, voluntary or involuntary incurred, secured or unsecured, absolute or contingent, liquidated or unliquidated; determined or undetermined; whether Borrower may be liable individually or jointly with others, or primarily or secondarily, or as guarantor, surety, or otherwise; whether recovery upon the indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

          Q. LENDER. The word "Lender" means BARNETT BANK, N.A., its successors and/or assigns.

          R. LINE OF CREDIT. The words "Line of Credit" mean the credit facility described in the Section titled "LINE OF CREDIT" below.

          S. LOAN. The word "Loan" or "Loans" means and includes any and al loans, advances, interest, costs, fees, documentary stamp tax and/or intangible taxes, debts, overdraft indebtedness, leases, drafts, letters of credit, credit cards, and business services from Lender to Borrower, whether now existing, contemporaneously with, or hereafter incurred or created and any renewals, modification, extensions, substitutions or consolidations thereof, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

          T. NOTE. The word "Note" means Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any renewal, extension, modification, consolidation, substitute,


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     replacement or refinancing note or notes therefor.

          U. PERMITTED LIENS. The words "Permitted Liens" mean: (a) liens and security interested securing indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent;
     (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness outstanding on the date of this Agreement or permitted to be incurred under the paragraphs of this Agreement titled "Indebtedness and Liens"; (e) liens and security interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing; and (f) those liens and security interests in which the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

          V. RELATED DOCUMENTS. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

          W. SECURITY AGREEMENT. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract or otherwise, evidencing, governing, representing, or creating a Security Interest.

          X. SECURITY INTEREST. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract or otherwise.

          Y. SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1985 as now or


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     hereafter amended.

     3. LINE OF CREDIT. Lender agrees to make Advances to Borrower from time to time from the date of this Agreement to the Expiration Date, provided the aggregate amount of such Advances outstanding at any time does not exceed the Borrowing Base. Within the foregoing limits, Borrower may borrow, partially or wholly prepay, and reborrow under this Agreement as follows:

          A. CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make any Advance to or for the account of Borrower under this Agreement is subject to the following conditions precedent, with all documents, instruments, opinions, reports, and other items required under this Agreement to be in form and substance satisfactory to Lender.

               (1) Lender shall have received evidence that this Agreement and all Related Documents have been duly authorized, executed and delivered by Borrower to Lender.

               (2) Lender shall have received such opinions of counsel, supplemental opinions, and documents as Lender may have requested.

               (3) The security interests in the Collateral shall have been duly authorized, created, and perfected with first lien priority and shall be in full force and effect.

               (4) All guaranties required by Lender for the Line of Credit shall have been executed by each Guarantor, delivered to Lender, and be in full force and effect.

               (5) Lender, at its option and for its sole benefit, shall have conducted an audit of Borrower's Accounts, inventory, books, records, and operations, and Lender shall be satisfied as to their condition.

               (6) There shall not exist at the time of any Advance a condition which would constitute an Event of Default under this Agreement, and Borrower shall have delivered to Lender the compliance certificate called for in the paragraph below titled "Compliance Certificate."

          B.        MAKING LOAN ADVANCES.  Advances under the Lien of


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     Credit may be required only in writing subject to the limitations set forth below. Each Advance shall be conclusively deemed to have been made at the request of and for the benefit of Borrower. (a) when credited to any deposit account of Borrower maintained with Lender; or (b) when advanced in accordance with the instructions of an authorized person. Lender, at its opinion, may set a cutoff time, after which all requests for Advances will be treated as having been requested on the next succeeding Business Day.

          C. MANDATORY LOAN REPAYMENTS. If at any time the aggregate principal amount of the outstanding Advances shall exceed the applicable Borrowing Base, Borrower, immediately upon written or oral notice from Lender, shall pay to Lender an amount equal to the difference between the outstanding principal balance of the Advances and the Borrowing Base. On the Expiration Date, Borrower shall pay to Lender in full the aggregate unpaid principal amount of all Advances then outstanding and all accrued unpaid interest, together with all other applicable fees, costs and charges, if any, not yet paid.

     It is contemplated that Borrower will pay interest monthly on all outstanding loan balances. Principal payments may be made by Borrower at any time or as contained in the Cash Collateral Account executed by the Borrower in favor of Lender.

          D. LOAN ACCOUNT. Lender shall maintain on its books a record of account in which Lender shall make entries for each Advance and such other debits and credits as shall be appropriate in connection with the credit facility. Lender shall provide Borrower with periodic statements of Borrower's account, which statements shall be considered to be correct and conclusively binding on Borrower unless Borrower notifies Lender to the contrary within thirty (30) days after Borrower's receipt of any such statement which Borrower deems to be incorrect.

     4. COLLATERAL. To secure payment of the Line of Credit and Performance of all other Loans, obligations and duties owed by Borrower to Lender, Borrower (and others, if required) shall grant to Lender Security Interests in such property and assets as Lender may required (the "Collateral"), including without limitation Borrower's present and future Accounts, general intangible, and inventory. Lender's Security Interests in the Collateral shall be continuing liens and shall include the proceeds and products of the Collateral, including without

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limitation, the proceeds of any insurance.  With respect to the Collateral, Borrower agrees and presents and warrants to Lender:

          A. PERFECTION OF SECURITY INTERESTS. Borrower agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's Security Interests in the collateral. Upon request of Lender, Borrower shall deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Borrower will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Contemporaneous with the execution of this Agreement, Borrower shall execute on or more UCC-financing statements and any similar statements as may be required by applicable law, and will file such financing statements and all such similar statements in the appropriate location or locations. Borrower hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue any Security Interest. Lender may at any time, and without further authorization from Borrower, file a carbon, photograph, facsimile, or other reproduction of any financing statement for use as financing statement. Borrower shall reimburse Lender for all expenses for the perfection, termination and the continuation of the perfection of Lender's Security Interest in the Collateral. Borrower promptly will notify Lender of any change in Borrower's name, including any change to the assumed business names of Borrower. Borrower also promptly will notify Lender of any change in Borrower's Social Security Number of Employer Identification Number. Borrower further agrees to notify Lender in writing prior to any change in address or location of Borrower's principal governance office or should Borrower merge or consolidate with any other entity.

          B. COLLATERAL RECORDS. Borrower does now, and at all times hereafter shall, keep correct and accurate records of the Collateral, all of which records shall be available to Lender or Lender's representative upon demand for inspection and copying at any reasonable time. With respect to the Accounts, Borrower agrees to keep and maintain such records as Lender may require, including without limitation information concerning Eligible Accounts and Account balances and agings. With respect to the inventory, Borrower agrees to keep and maintain such records as Lender may require, including without limitation, information concerning Eligible Inventory and records itemizing and describing the kind, type, quality and quantity of


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     inventory, Borrower's inventory costs and selling prices, and the daily withdrawals and additions to inventory.

          C. COLLATERAL SCHEDULES. Concurrently with the execution and delivery of this Agreement, Borrower shall execute and deliver to Lender schedules of Accounts and Inventory and Eligible Accounts and Eligible Inventory, in form and substance satisfactory to the Lender. Thereafter, Borrower shall execute and deliver to Lender such supplemental schedules of Eligible Accounts and Eligible Inventory and such other matters and information relating to the Accounts and Inventory as Lender may request. Supplemental Schedules shall be delivered according to the following schedule: By the 15th of the subsequent month.

          D. REPRESENTATIONS AND WARRANTIES CONCERNING ACCOUNTS. With respect to the Accounts, Borrower represents and warrants to Lender: (a) Each Account represented by Borrower to be an Eligible Account for purposes of this Agreement conforms to the requirements of the definition of an Eligible Account; (b) All Account Information listed on schedules delivered to Lender will be true and correct, subject to immaterial variance; and (c) Lender, it assigns, or agents shall have the right at any time and at Borrower's expense to inspect, examine, and audit Borrower's records and to confirm with Account Debtors the accuracy of such Accounts.

          E. REPRESENTATIONS AND WARRANTIES CONCERNING INVENTORY. With respect to the Inventory, Borrower represents and warrants to Lender: (a) all inventory represented by Borrower to be Eligible Inventory for purposes of this Agreement conforms to the requirements of the definition of Eligible Inventory; (b) All inventory values listed on schedules deliver to Lender will be true and correct, subject to immaterial variance; (c) The value of the Inventory will be determined on a consistent accounting basis;
     (d) Except as agreed to the contrary by Lender in writing, all Eligible Inventory is now and at all times hereafter will be in Borrower's physical possession and shall not be held by others on consignment, sale on approval, or sale or return; (d) Except as reflected in the Inventory schedules delivered to Lender, all Eligible Inventory is now and at all times hereafter will be of good and merchantable quality, free from defects; (f) Eligible Inventory is not now and will not at any time hereafter be stored with a bailee, warehouseman, or similar party without Lender's prior written consent, and, in such event, Borrower will concurrently at the time of bailment cause any such


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     bailee, warehouseman, or similar party to issue and deliver to Lender, in form acceptable to Lender, warehouse receipts in Lender's name evidencing the storage of Inventory; and (g) Lender, its assigns, or agents shall have the right at any time and at Borrower's expense to inspect and examine the inventory and to check and test the same as to quality, quantity, value and condition.

          F. NOTIFICATION BASIS. Borrower agrees and understands that this Loan shall be on a notification basis pursuant to which Lender shall directly collect and receive all proceeds and payments from the Accounts in which Lender has a security interest. In order to facilitate the foregoing, Borrower agrees to deliver to Lender, upon demand, any and all of Borrower's records, ledger sheets, payment cards, and other documentation, in the form requested by Lender with regard to the Accounts. Borrower further agrees that Lender shall have the right to notify each Account Debtor, pay such proceeds and payments directly to Lender, and to do any and all other things as Lender may deem to be necessary and appropriate, within its sole discretion, to carry out the terms and intent of this Agreement. Lender shall have the further right, where appropriate and within Lender's sole discretion, to file suit, either in its own name or in the name of Borrower, to collect any and all such Accounts. Borrower further agrees that Lender may take such other actions, either in Borrower's name or Lender's name, as Lender may deem appropriate within its sole judgment, with regard to collection and payment of the Accounts, without affecting the liability of Borrower under this Agreement or on the Indebtedness.

          G. REMITTANCE AMOUNT. Borrower agrees that Lender may at any time require Borrower to institute procedures whereby the payments and other proceeds of the Accounts that shall be paid by the Account Debtors under a remittance account arrangement with Lender, or Lender's agent, or with one or more financial institutions designated by Lender. Borrower further agrees that, if no Event of Default exists under this Agreement, any and all of such funds received under such a remittance account arrangement shall, at Lender's sole election and discretion, either be (a) paid or turned over to Borrower; (b) deposited into one or more accounts for the benefit of Borrower (which deposit accounts shall be subject to a security assignment in favor of Lender); (c) deposited into one or more accounts for the joint benefit of Borrower and Lender (which deposit accounts shall likewise be subject to a security assignment in favor


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     of Lender); (d) paid or turned over to Lender to be applied to the indebtedness in such order and priority as Lender may determine within its sole discretion; or (e) any combination of the foregoing as Lender shall determine from time to time. Borrower further agrees that, should one or more Events of Default exist, any and all funds received under such a remittance account arrangement shall be paid or turned over to Lender to be applied to the Indebtedness, again in such order and priority as Lender may determine within its sole discretion.

     5. REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any loan, and at all times any indebtedness exists:

          A. ORGANIZATION. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the state of Borrower's incorporation and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

          B. AUTHORIZATION. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed, delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

          C. FINANCIAL INFORMATION. Each financial statement of Borrower and each information, exhibit, or report supplied to Lender by Borrower, its agents or accountants truly and completely disclosed Borrower's financial condition as of the date of the statement in accordance with GAAP, and there has been no material adverse change in Borrower's financial or business condition or operations


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     subsequent to the date of the most recent financial statement supplied to Lender and non are imminent or threatened. Borrower has no material contingent obligations excepts as disclosed in such financial statements. Borrower acknowledges and agrees that Lender is relying on all such financial information in entering into, continuing, renewing or extending any Loan.

          D. LEGAL EFFECT. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

          E. PROPERTIES. Except for Permitted Liens, Borrower owns and has good title to all of Borrower's properties free and clear of all Security interests and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are listed in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years. Additionally, Borrower and Borrower's real and personal properties comply fully with all laws, ordinances, statutes, codes and requirements of the Americans with Disabilities Act of 1990.

          F. Borrower and Lender have executed an Environmental Agreement of even date herewith which by reference is made a part hereof.

          G. LITIGATION AND CLAIMS. No litigation, claims, investigation, administrative proceeding or similar action (including those for unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties, other than litigation, claims, or other events, if any, that have been disclosed to and acknowledged by Lender in writing.

          H. TAXES. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments, and other governmental charges have been paid in full, except those presently being or to be contested by Borrower in good faith in the ordinary course of business and for which adequate reserves have been provided.

          I.   LIEN PRIORITY.  Unless otherwise previously


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     disclosed to Lender in writing, Borrower has not entered into or granted any Security Agreements, or permitted the filing of attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of Borrower's Loan and Note, that would be prior to or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

          J. BINDING EFFECT. This Agreement, the Note and all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note are binding upon Borrower as well as upon Borrower's successors, representatives, and assigns, and are legally enforceable in accordance with their respective terms.

          K. PERMITS. Borrower possess and will continue to possess all permits, licenses, copyrights, trademarks, trade names, patents and rights thereto to conduct its business and its business does not conflict or violate any valid rights of others with respect to the foregoing.

          L. COMMERCIAL PURPOSES. Borrower intends to use the Loan proceeds solely for business or commercial related purposes and will not purchase or carry margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System).

          M. EMPLOYEE BENEFIT PLANS. Each employee benefit plan as to which Borrower may have any liability complies in all material aspects with all applicable requirements of law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ERISA) has occurred with respect to any such plan, (ii) Borrower has not withdrawn from any such plan or indicated steps to do so, and (iii) no steps have been taken to terminate any such plan.

          N. LOCATION OF BORROWER'S OFFICES AND RECORDS. The chief place of business of Borrower and the office or offices where Borrower keeps its records concerning the Collateral is located at 5200 South Washington Avenue, Titusville, Florida 32780.

          O. INFORMATION. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower or Lender will be, true and accurate in every material respect on the date of which such information is dated or certified; an


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     none of such information is or will be incomplete by omitting to state any material fact necessary to make such information not misleading.

          P. SURVIVAL OF REPRESENTATIVES AND WARRANTIES. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur.

     6. AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement is in effect, Borrower shall:

          A. DEPOSIT ACCOUNTS. Maintain its primary banking accounts with Lender.

          B. LITIGATION. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all litigation and claims and all threatened litigation and claims affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

          C. UPDATES. Promptly inform Lender in writing of details of all litigation, legal or administrative proceedings, investigation or other action of similar nature, pending or threatened against Borrower, at any time during the term of this Agreement, which in part or in whole may or will render any of the above representations and warranties no longer true, accurate and correct in each and every respect. Borrower will bring such details to Lender's attention, in writing, within thirty (30) days from the date Borrower acquires knowledge of same.

          D. FINANCIAL RECORDS. Maintain its books and records in accordance with GAAP and permit Lender to examine and audit Borrower's books and records at all reasonable times.

          E. FINANCIAL STATEMENTS. Furnish Lender with, as soon as available, but in no event later than fifteen (15) days after the end of each month, Borrower's balance sheet and profit and loss statement for the period ended, prepared and certified as correct to the best knowledge and belief by Borrower's chief financial officer or other officer or person acceptable to Lender. All financial records required to be provided under this Agreement shall be prepared in accordance with GAAP and certified by Borrower as being true and correct. Provide to Lender annually for each individual Borrower and Guarantor, if any, signed and dated personal financial statements on Lender's forms and, immediately after filing, the person income tax return filed for the past calendar year. Simultaneously with the financial information required herein of Borrower, the same information of all corporate or partnership guarantors, if any, prepared in accordance with GAAP.

          Promptly, after the furnishing thereof, provide Lender with copies of any statement or report furnished to any other party pursuant to the terms of any indenture, loan, credit or similar agreement and not otherwise required to be furnished to Lender pursuant to any other section of this Agreement.

          Promptly after the sending or filing thereof, provide Lender with copies of all proxy statements, financial statements and reports which Borrower sends to its stockholders, and copies of all regular periodic, special reports, and all registration statements which Borrower files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or with any national securities exchange.

          F.   ADDITIONAL COVENANTS.

               (a) Borrower will submit 10-K's annually within ninety (90) days of Borrower's fiscal year end.

               (b) Borrower will submit 10-Q's quarterly within sixty (60) days of period end.

               (c) CPA audited fiscal year end statement shall be submitted to Lender within ninety (90) days of Borrower's fiscal year end.

               (d) Guarantor will provide to Lender annual personal financial statements in a form and content acceptable to Lender by August 31st of each year.

               (e) Guarantor will provide to Lender a copy of Guarantor's personal income tax return, including all schedules, immediately upon filing. In the event an extension is requested of IRS, then a copy of such extension request shall be submitted to Lender immediately upon filing.

               (f) All business operating accounts and all business merchant services shall be maintained with Barnett Bank, N. A., Central Florida.


               (g) Company prepared accounts receivable aging, to include a customer listing, shall be submitted within fifteen (15) days of month end.

               (h) Company prepared accounts payable aging shall be submitted within fifteen (15) days of month end.

               (i) Company prepared inventory stock status report and a certificate of inventory shall be submitted monthly within fifteen (15) days of month end.

               (j) A borrowing base compliance certificate with back-up documentation shall be delivered once a week.

     NEGATIVE COVENANT ALLOWANCES:

               (a) Borrower will not create, incur or add additional indebtedness, except for trade debt, including capital leases without Lender's written consent.

               (b) Borrower will not permit any purchase money security interests without Lender's written consent.

               (c) Borrower will not enter into any operating leases as permitted indebtedness without Lender's written consent.

               (d) Borrower will not permit loans or investments to officers or shareholders without Lender's written consent.

               (e) Borrower will not pledge assets without Lender's prior written consent.

          G    ADDITIONAL INFORMATION.  Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, tax returns, and other reports with respect to Borrower's financial condition and business operations as Lender may request from time to time.

          H    FINANCIAL COVENANTS AND RATIOS.  Comply with the following covenants and ratios, which ratios are to be tested 3/31 and 9/30 of each year.

     Tangible Net Worth. Maintain a minimum Tangible Net Worth of not less than:

               Period                        Ratio
               ------                        -----
          At All Times                  $1,900,000.00


     Leverage Ratio. Maintain a ratio of Total Liabilities to Tangible Net Worth of less than:

               Period                        Ratio
               ------                        ------
          At All Times                       2.5:1

     Current Ratio. Maintain a ratio of Current Assets to Current Liabilities in excess of:

               Period                        Ratio
               ------                        ------
          At All Times                       1.0:1

     Fixed Charge Ratio. Maintain a ratio of Adjusted Net Income to Fixed Charges of not less than:

               Period                        Ratio
               ------                        ------
          At All Times        1.25:1 as of fiscal year end, de-
                              fined as earnings before interest,
                              depreciations, amortization and
                              taxes less dividends and bonuses
                              divided by principal and interest.

     I. Borrower may not make any distribution of dividends unless bank cash flow requirements are met and only to minimum cash flow level of 1.25:1 as defined above, and restricted to 50% of earnings.

     J. Notwithstanding anything to the contrary, or any other loan document in connection with the loan transaction Borrower's right to any advances under the Revolving Line of Credit is subject to a quarterly audit to be conducted by the "ABL" Department and which audit shall determine that Borrower is in compliance with all of the terms and conditions of this Loan Agreement as well as the terms and conditions of all other loan documents.

For purposes of this Agreement and to the extent the following terms are utilized in this Agreement, the term "Tangible Net Worth" shall mean Borrower's total assets excluding all intangible assets determined in accordance with GAAP (i.e., goodwill, trademarks, patents, copyrights, organizational expenses, and similar intangible items, and excluding all loans to shareholders and affiliates, but including leaseholds and leasehold improvements at book value) of Borrower less total Debt. The term "Debt" shall be determined in accordance with GAAP. The term "Subordinated Debt" shall mean indebtedness and liabilities of Borrower which have been subordinated by written agreement to indebtedness owed by Borrower to Lender in form and substance acceptable to Lender. The term "Working Capital" shall mean Borrower's current assets at lower of cost or current market value less amounts due from any officer, director, shareholder or any entity related by common control or ownership, excluding prepaid expenses, less Borrower's current liabilities. The term "Liquid Assets" shall mean Borrower's cash on hand, marketable securities, bank deposits and Borrower's receivables. The term "Adjusted Net Income" means net income after taxes plus depreciation, amortization, lease expense, and interest expense. The term "Fixed Charges" means interest expense plus lease expense, current maturities of long-term debt and current maturities of capital leases. The term "Cash Flow" shall mean net income after taxes, and exclusive of extraordinary gains and income, plus depreciation and amortization. The term "Senior Debt" shall mean Debt less Subordinated Debt. The term "Capital Funds" shall mean Tangible Net Worth plus Subordinated Debt. Except as provided above, all computations made to determine compliance with the requirements contained in this paragraph shall be made in accordance with GAAP and certified by Borrower as being true and correct.

          F. INSURANCE. Maintain fire and other risk insurance, business interruption, theft, public liability insurance, and such other insurance in such amounts and covering such risks as are usually covered by businesses engaged in the same or a similar business and similarly situated with respect to Borrower's properties and operations in form, coverages and with insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be canceled or diminished without at least thirty
     (30) days prior written notice to Lender. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

          G. INSURANCE REPORTS. Furnish to Lender, upon request of Lender, reports on each existing insurance policy showing such information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the properties insured; (e) the then current property values on the basis of which insurance has been obtained, and the manner of determining those values; and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determine, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

          H. OTHER AGREEMENTS. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

          I. LOAN PROCEEDS. Use all Loan proceeds solely for Borrower's business operations, unless specifically consented to the contrary by Lender in writing.

          J. TAXES, CHARGES AND LIENS. Pay and discharge when due all of its indebtedness and obligations, including without limitation all assessments, taxes, governmental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that, if unpaid, might become a lien or charge upon any of Borrower's properties, income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, tax, charge, levy, lien or claim so long as (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment, tax, charge, levy, lien, or claim in accordance with generally accepted accounting practices. Borrower, upon demand of Lender, will furnish to Lender evidence of payment of the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, levies, liens and claims against Borrower's properties, income, or profits.

          K. PERFORMANCE. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender if Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

          L. OPERATIONS. Substantially maintain its present executive and management personnel, conduct its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans, and continue to engage in an efficient and economical manner in a business of the same general type as now conducted by it, provided, however, that nothing contained in this Agreement shall prevent Borrower from discontinuing any part of Borrower's business, if in Borrower's opinion, this discontinuance is in the best interests of Borrower and not disadvantageous to Lender.

          M. MAINTENANCE. Maintain, keep and preserve Borrower's buildings and properties and every part thereof in good repair, working order, and condition and from time to time make all needful and proper repairs, renewals, replacements, additions, betterments and improvements thereto, so that at all times the efficiency thereof shall be fully preserved and maintained, ordinary wear and tear excepted.

          N. INSPECTION. Permit employees or agents of Lender at any reasonable time to inspect any and all collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts and records and to make copies and memoranda of Borrower's books, accounts and records. If Borrower now or at any time hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and to provide Lender with copies of any records it may request, all at Borrower's expense and discuss the affairs, finances and accounts of Borrower with Lender.

          O. COMPLIANCE CERTIFICATE. Unless waived in writing by Lender, provide Lender quarterly a compliance certificate executed by Borrower's chief financial officer, or other officer or person acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as of the date of the certificate and further certifying that, as of the date of the certificate, no default or Event of Default has occurred, or has occurred and is continuing under this Agreement.

          P.   Environmental Compliance and Reports.   Borrower and Lender have
     executed an Environmental Agreement of even date herewith which by reference is made a part hereof.

          Q. ADDITIONAL ASSURANCES. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

     7. CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan to Borrower whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if (a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender: (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition. In the financial condition of any Guarantor, or in the value of any Collateral securing any Loan; (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke such Guarantor's guaranty of the Loan or any other loan with Lender; or (e) Lender in good faith deems itself insecure even though no Event of Default shall have occurred.

     8. ADDITIONAL ELIGIBLE ACCOUNTS. Notwithstanding anything else contained in this Agreement to the contrary, "Eligible Accounts" do not include Accounts which Lender in its sole discretion, deems ineligible from time to time.

     9. AUDITS. Periodic audits of Borrower's Collateral will be performed by Barnett Banks, Inc.'s Asset Based Lending Department, the results of which must be satisfactory to Lender in its sole discretion.

     10. RIGHT OF SETOFF. Borrower authorizes Lender, to the extent permitted by applicable law, to charge, withdraw or setoff all sums owing on this Agreement against any and all the accounts set forth below in the Accounts section without prior demand or notice to Borrower.

     11. ACCOUNTS. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Borrower's right, title and interest in and to, Borrower's deposits, accounts (whether checking, savings, or some other account), or securities now or hereafter in the possession of or any deposit with Lender or with any Barnett Banks, Inc. affiliate or subsidiary including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA, Keogh, and trust accounts.

     12. EVENTS OF DEFAULT. If any of the following events shall occur each shall constitute an Event of Default under this Agreement:

          A. DEFAULT ON INDEBTEDNESS. An event of default as defined in any Loan or Note or demand for full payment of any Loan or Note.

          B. OTHER DEFAULTS. Failure of Borrower or any Grantor to comply with or to perform when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

          C. DEFAULT IN FAVOR OF THIRD PARTIES. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents.

          D. FALSE STATEMENTS. Any warranty, representation, or statement made or furnished to Lender by or on behalf of Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

          E. DEFECTIVE COLLATERALIZATION. This Agreement or any of the Related Documents ceases to be in full force and effect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

          F. INSOLVENCY. The dissolution or termination of Borrower's existence as a going business, insolvency, appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

          G. CREDITOR PROCEEDINGS. Commencement of foreclosure proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any grantor of collateral for the Loan. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender.

          H. FORFEITURE. The filing of formal charges under any federal or state law against any Borrower which forfeiture is the penalty.
     However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the proceeding, and if Borrower gives Lender written notice of the proceeding and furnishes reserves or a surety bond for the proceeding satisfactory to Lender.

          I. EVENTS AFFECTING GUARANTOR. Any of the preceding events occurs with respect to any Guarantor of any of the indebtedness or such Guarantor dies or becomes incompetent.

          J.        INSECURITY.  Lender, in good faith, deems itself insecure.

   18. EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (including any obligation to make Loan Advances or disbursements), and, at Lender's option, all indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "Insolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the rights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Borrower or of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

     19.  MISCELLANEOUS PROVISIONS.   The following miscellaneous provisions are
a part of this Agreement:

          K. AMENDMENTS. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement and supersedes all prior understandings and correspondence, oral or written, with respect to the subject matter hereof. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

          L. APPLICABLE LAW. This Agreement shall be governed buy and construed in accordance with the laws of the State of Florida.

          M. CAPTION HEADINGS. Caption headings in this Agreement are for convenience purposes only and are not be used to interpret or define the provisions of this Agreement.

          N. CONTINUING AGREEMENT. This Agreement is a continuing agreement and shall continue in effect notwithstanding that from time to time, no indebtedness may exist.

          O. CONSENT TO LOAN PARTICIPATION. Borrower agrees and consents to Lender's sale or transfer, whether now or later, of one or more participation interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever, to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating to the Loan, and Borrower hereby waives any rights to privacy it may have with respect to such matters. Borrower additionally waives any and all notices of sale of participation interest, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interest may enforce its interests irrespective of any personal claims or defenses that Borrower may have against Lender.

          P. COSTS AND EXPENSES. Borrower agrees to pay upon demand all of Lender's out-of-pocket expenses, including reasonable attorney's fees, incurred in connection with the preparation, execution, enforcement and collection of this Agreement, or in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law, Lender's reasonable attorney's fees and Lender's legal expenses, whether or not there is a lawsuit, including reasonable attorney's fees for bankruptcy proceedings (including efforts t modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Borrower also will pay any court costs, in addition to all other sums provided by law.

          Q. NOTICES. All notices required to be given under this Agreement shall be given in writing and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United States registered or certified mail, first class, postage prepaid, return receipt requested, addressed to the party to whom the notice is to be given at the address shown above; notification by facsimile is specifically not allowed. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower agrees to keep Lender informed at all times of Borrower's current address(es).

          R. SEVERABILITY. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other person or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability of validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

          S. SUCCESSORS AND ASSIGNS. All covenants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns, Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of the Lender.

          T. SURVIVAL. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have been relied upon by Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

          U. TIME. Time is of the essence in the performance of this Agreement.

          V. WAIVER. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Guarantor, shall constitute a waiver of any of Lender's rights or of any obligation of Borrower or of any Guarantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

          X. ORDER OF EXECUTION. All of the parties hereto acknowledge that the order of execution of this Agreement is as follows: execution by the Lender in the State of Florida, followed by delivery to the Borrower and Guarantors in Wilmington, Ohio and execution by the Borrower and Guarantors in the State of Ohio.

     BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF SEPTEMBER ___, 1996.

                              BORROWER:
                                   ECKLER INDUSTRIES, INC.
                                   a Florida corporation

                              By: /s/
--------------------------    ----------------------------------
Witness Signature                  Ralph H. Eckler, President

--------------------------    Address:  5200 S. Washington Ave.
Print Witness Name                      Titusville, FL 32780


--------------------------    GUARANTOR:
Witness Signature             /s/
                              ----------------------------------
--------------------------       Ralph H. Eckler, Individually
Print Witness Name
                              LENDER:
                              BARNETT BANK, N.A.
                              By: /s/
--------------------------    ----------------------------------
Witness Signature

--------------------------    Address:  707 Mendham Boulevard
Print Witness Name                      Suite 123
                                        Orlando, FL 32825-3262
--------------------------
Witness Signature

--------------------------
Print Witness Name


--------------------------